UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2020

TIVITY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(800) 869-5311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock-$.001 par value	TVTY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 25, 2020, Tivity Health, Inc. (the “Company”) entered into a Cooperation Agreement (the “Agreement”) with HG Vora Capital Management, LLC (“HG Vora”).

Pursuant to the Agreement, HG Vora has the right to appoint two individuals (“New Directors”) to be added as directors of the Company with a term expiring at the 2020 annual meeting of stockholders (the “Annual Meeting”). Additionally, except in the event HG Vora (together with any affiliates of HG Vora) ceases to own at least 5% of the Company’s then outstanding common stock, the Board of Directors of the Company (the “Board”) has agreed to nominate the New Directors for election as directors of the Company at the 2020 Annual Meeting (as two of a total of not more than 10 candidates for election to the Board at the 2020 Annual Meeting, unless the Company shall have hired a new chief executive officer by the 2020 Annual Meeting, in which case 11 candidates may be nominated, provided that the new chief executive officer is one of the 11 candidates). During the term of the Agreement, at least one New Director will serve on each of the Audit Committee of the Board, the Strategic Review Committee of the Board and any formal or ad hoc committee of the Board primarily responsible for searching for and selecting a new chief executive officer of the Company. Pursuant to the Agreement, the Board has agreed not to appoint a twelfth director to the Board without the approval of a two-thirds majority of the then-current directors. In the event either of the New Directors (or any replacement director appointed in accordance with the provisions of the Agreement) is unable to serve, resigns or is removed as a director during the term of the Agreement, HG Vora has the ability to recommend a replacement director who meets the conditions set forth in the Agreement, so long as HG Vora (together with any affiliates of HG Vora) beneficially owns in the aggregate at least 5% of the Company’s then outstanding common stock.

The Agreement provides that the New Directors must offer to resign from the Board if (a) HG Vora (together with any affiliates of HG Vora) ceases to beneficially own at least 5% of the Company’s then outstanding common stock, or (b) HG Vora otherwise ceases to comply with or breaches any material provision of the Agreement.

The Agreement terminates on the first date on which stockholders are permitted under the Company’s bylaws to submit director nominations for the 2021 Annual Meeting, but, if HG Vora (together with any affiliate of HG Vora) ceases to own in the aggregate at least 5% of the Company’s then outstanding common stock, the Agreement will immediately terminate.

During the term of the Agreement, HG Vora agrees to vote all of its shares of the Company’s common stock in favor of recommendations of the Board with respect to (i) each election of directors and any removal of directors, (ii) the ratification of the appointment of the Company’s independent registered public accounting firm and (iii) the Company’s “say on pay” proposal. In addition, HG Vora agrees, subject to certain exceptions, to comply with certain customary standstill provisions, including, among other things, that HG Vora will not, and will cause its affiliates and associates not to:

•	make, participate in or encourage any solicitation of proxies or consents;

•	own in excess of 19.9% of the Company’s outstanding common stock;

•	effect, propose, participate in or facilitate any tender or exchange offer, merger, sale or acquisition of material assets or other extraordinary transaction involving the Company or any of its subsidiaries;

•	seek representation on the Board or seek or encourage the removal of any member of the Board, in each case except as set forth in the Agreement;

•	make or take any action in support of any proposal or request aimed at changing or influencing the Board, management, business strategy, policies or corporate governance of the Company; or

•	take any actions which could cause the Company to make a public announcement regarding any of the foregoing, or publicly seek or request permission to do any of the foregoing.

The standstill provisions in the Agreement do not prevent HG Vora from communicating privately with the Board, and would terminate prior to the end of the term if (i) any person, entity or group acquires a majority of the outstanding voting stock of the Company, (ii) the Company becomes the subject of a tender offer for a majority of the outstanding shares and the Board does not recommend against such offer, or (iii) the Company enters into an agreement with respect to a sale of the Company.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2020, in connection with the Agreement, the Board adopted an amendment (the “Amendment”) to the Company’s Second Amended and Restated Bylaws to provide that the Board may not take any action to increase the size of the Board to a number greater than twelve (12) directors without the approval of stockholders of Company that beneficially own a majority of the capital stock of the Company issued, outstanding and entitled to vote on such matters at the time of any such proposed increase.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 25, 2020, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Amendment No. 1 to Second Amended and Restated Bylaws of the Company

Exhibit 10.1	Cooperation Agreement by and between the Company and HG Vora Capital Management, LLC, dated February 25, 2020

Exhibit 99.1	Press Release issued by the Company, dated February 25, 2020

Exhibit 104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVITY HEALTH, INC.

By:	/s/ Adam Holland
Name:	Adam Holland
Title:	Chief Financial Officer

Date: February 25, 2020